Earnings Results 1Q25 April 24, 2025

2 Forward-Looking Statements & Non-GAAP Cautionary Note Regarding Forward-Looking Statements This presentation contains forward-looking statements. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections and statements of our beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. Forward-looking statements include without limitation any statement that may predict, forecast, indicate or imply future results, performance or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “aim,” “intend,” “plan,” or words or phases of similar meaning. We caution that the forward-looking statements are based largely on our expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond our control, including but not limited to the health of the national and local economies including the impact on the Company and its customers resulting from any adverse developments in real estate markets and the level of inflation and interest rates; the impacts of sanctions, tariffs and other trade policies of the United States and its global trading partners and tensions related to the same; the Company’s ability to maintain and grow its deposit base; loan demand and continued portfolio performance; the impact of adverse developments at other banks, including bank failures, that impact general sentiment regarding the stability and liquidity of banks that could affect our financial performance and our stock price; changes to valuations of the Company’s assets and liabilities including the allowance for credit losses, earning assets, and intangible assets; changes to the availability of liquidity sources including borrowing lines and the ability to pledge or sell certain assets; the Company's ability to attract and retain skilled employees; customers' service expectations; cyber security risks; the Company's ability to successfully deploy new technology; the success of acquisitions and branch expansion; operational risks including the ability to detect and prevent errors and fraud; the effectiveness of the Company’s enterprise risk management framework; litigation costs and outcomes; changes in laws, rules, regulations, or interpretations to which the Company is subject; the effects of severe weather events, pandemics, wildfires and other disasters, other public health crises, acts of war or terrorism, and other external events on our business. These and other important factors are detailed in various securities law filings made periodically by the Company, copies of which are available without charge on the SEC’s website at www.sec.gov and the on the investor relations section of the Company’s website at www.mypcbbank.com. Actual results, performance or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements. Any forward-looking statements presented herein are made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise, except as required by law. Non-GAAP Financial Measures This presentation contains non-GAAP financial measures. A non-GAAP financial measure is a numerical measure of historical or future financial performance, financial position or cash flows that excludes amounts or is subject to adjustments that have the effect of excluding amounts that are included in the most directly comparable measure calculated and presented in accordance with Generally Accepted Accounting Principles, or GAAP. Reconciliations of non-GAAP measures to the most directly comparable GAAP measures are provided in the Non-GAAP Measures section of this presentation. References to the “Company,” “we,” or “us” refer to PCB Bancorp and references to the “Bank” refer to the Company’s subsidiary, PCB Bank.

Market Information 4/22/25 Market Cap $271.3 million Stock Price Per Share $18.96 52-Week Range $14.50 - $22.20 Dividend Yield 4.22% Dividend Payout Ratio (2Q24 – 1Q25) 37.95% Outstanding Shares 14,306,583 Stock Information 1Q25 or 3/31/25 Diluted Earnings Per Share (“Diluted EPS”) $0.53 Cash Dividend Per Share $0.20 Book Value (“BV”) Per Share $25.78 Tangible Common Equity (“TCE”) Per Share (1) $20.97 Number of Repurchased Shares (2) 50,676 (1) Not presented in accordance with GAAP. See “Non-GAAP Measures” for reconciliation of this measure to its most comparable GAAP measure (2) The Company is authorized to purchased additional shares of 527,101 shares under the 2023 stock repurchase program as of 03/31/25. PCB Footprint Corporate Profile 3

Historical Performance (1) At period end (2) Not presented in accordance with GAAP. See “Non-GAAP Financial Measures” for reconciliations of these measures to their most comparable GAAP measures 4

1Q25 Highlights Operating Results • Net income available to common shareholders of $7.7 million, or $0.53 per diluted share • Provision for credit losses of $1.6 million • Return on Average Assets (“ROAA”) of 1.01%, Return on Average TCE (“ROATCE”)(1) of 10.45%, net interest margin of 3.28%, and efficiency ratio of 53.9% Loans • Loans held-for-investment (“HFI loans”) increased $98.2 million, or 3.7%, to $2.73 billion from 12/31/24 • Average loan yield was 6.59% compared to 6.63% for 4Q24 • Total loans to deposits ratio was 100.9% • Quarterly loan production was $161.4 million compared to $211.5 million for 4Q24 Asset Quality • ACL on loans was $31.9 million, or 1.17% to HFI loans • Past due loans were $5.3 million, or 0.20% of HFI loans and NPLs were $6.2 million, or 0.23% of HFI loans Deposits • Total deposits increased $98.6 million, or 3.8%, to $2.71 billion from 12/31/24 • Core deposits(1) were $1.61 billion, or 59.3% of total deposits • Non-interest bearing deposits were $564.4 million, or 20.8% of total deposits • Uninsured deposits were $1.13 billion, or 41.4% of total deposits • Cost of average interest-bearing deposits and total deposits were 4.28% and 3.44%, respectively Capital & Liquidity • Declared and paid quarterly cash dividend of $0.20 per share • TCE(1) per share was $20.97 • Maintained available borrowing capacity of $1.48 billion, or 46.5% of total assets (1) Not presented in accordance with GAAP. See “Non-GAAP Financial Measures” for a reconciliation to most comparable GAAP measure 5

Selected Financial

($ in Thousands, Except Per Share Data)	As of or For the Three Months Ended 3/31/25	12/31/24	3/31/24	Compared to 12/31/24 Amount	Percentage	Compared to 3/31/24 Amount	Percentage
Income Statement Summary:							
Interest Income	$ 46,892	$ 46,319	$ 43,555	$ 573	1.2%	$ 3,337	7.7%
Interest Expense	22,609	23,155	22,556	(546)	-2.4%	53	0.2%
Net Interest Income	24,283	23,164	20,999	1,119	4.8%	3,284	15.6%
Noninterest Income	2,580	3,043	2,945	(463)	-15.2%	(365)	-12.4%
Noninterest Expense	14,474	13,894	16,352	580	4.2%	(1,878)	-11.5%
Provision (Reversal) for Credit Losses	1,598	2,002	1,090	(404)	-20.2%	508	46.6%
Pretax Income	10,791	10,311	6,502	480	4.7%	4,289	66.0%
Income Tax Expense	3,056	3,281	1,817	(225)	-6.9%	1,239	68.2%
Net Income	7,735	7,030	4,685	705	10.0%	3,050	65.1%
Preferred Stock Dividends	40	346	0	(306)	-88.4%	40	NM
Net Income Available to Common Shareholders	7,695	6,684	4,685	1,011	15.1%	3,010	64.2%
Diluted EPS	$ 0.53	$ 0.46	$ 0.33	$ 0.07	15.2%	$ 0.20	60.6%
Selected Balance Sheet Items:							
HFI loans	$ 2,727,610	$ 2,629,387	$ 2,397,964	$ 98,223	3.7%	$ 329,646	13.7%
HFS loans	12,101	6,292	3,256	5,809	92.3%	8,845	271.7%
Total Deposits	2,714,399	2,615,791	2,402,840	98,608	3.8%	311,559	13.0%
Total Assets	3,183,758	3,063,971	2,854,292	119,787	3.9%	329,466	11.5%
Shareholders' Equity	370,864	363,814	350,005	7,050	1.9%	20,859	6.0%
TCE (2)	301,723	294,673	280,864	7,050	2.4%	20,859	7.4%
Key Metrics:							
BV Per Share	$ 25.78	$ 25.30	$ 24.54	$ 0.48	1.9%	$ 1.24	5.1%
TCE Per Share (1)	$ 20.97	$ 20.49	$ 19.69	$ 0.48	2.3%	$ 1.28	6.5%
ROAA (2)	1.01%	0.94%	0.67%	0.07%		0.34%	
Return on Average Equity ("ROAE") (2)	8.53%	7.69%	5.39%	0.84%		3.14%	
ROATCE (1), (2)	10.45%	9.02%	6.72%	1.43%		3.73%	
Net Interest Margin (2)	3.28%	3.18%	3.10%	0.10%		0.18%	
Efficiency Ratio (3)	53.88%	53.02%	68.29%	0.86%		-14.41%	

(1) Not presented in accordance with GAAP. See "Non-GAAP Financial Measures" for reconciliations of these measures to their most comparable GAAP measures
(2) Annualized
(3) Calculated by dividing noninterest expense by the sum of net interest income and noninterest income

PCB BANCORP 6

7 Loan Overview (1) Per regulatory definition in the Commercial Real Estate (“CRE”) Concentration Guidance 1Q25 Highlights • HFI loans increased $98.2 million, or 3.7%, to $2.73 billion from 12/31/24 • CRE loans increased $62.6 million (3.6%), C&I loans increased $21.9 million (4.6%) and consumer loans increased $13.7 million (3.4%)

8 Loan Production & Rate/Yield Analysis (1) Total commitment basis (2) Include both HFI and HFS loans (3) Annualized Repricing Schedule (3/31/25) HFI Loans HFS Loans Total Loans ($ in thousands) Carrying Value WA Rate Carrying Value WA Rate Carrying Value WA Rate Less Than 3 Months $ 1,056,137 7.61% $ 12,101 8.82% $ 1,068,238 7.63% 3 to 12 Months 328,685 5.71% 0 328,685 5.71% 1 to 3 Years 759,824 4.68% 0 759,824 4.68% 3 to 5 Years 530,646 6.55% 0 530,646 6.55% More than 5 Years 52,318 5.04% 0 52,318 5.04% Total $ 2,727,610 6.31% $ 12,101 8.82% $ 2,739,711 6.32% Loan Yield Analysis 1Q25 ($ in thousands) Amount(2) Yield(3) Average Carrying Value $ 2,649,037 Interest on Loans $ 41,888 6.41% Fee (Cost) 223 0.03% Prepayment Penalty & Late Charges 43 0.01% Discount (Premium) 872 0.13% Total Interest & Fees $ 43,026 6.59%

Loan Concentration

Commercial Real Estate Loans by Property Type (3/31/25)

($ in thousands)	Carrying Value	% to Total	Count	WA LTV(1)	WA Rate	Maturing <= 1 Year	Maturing 2-3 Years	Maturing 3-5 Years	Maturing > 5 Years
Retail (More Than 50%)	$ 386,804	21.2%	318	48.4%	6.02%	$ 77,141	$ 62,793	$ 134,570	$ 112,300
Industrial	281,822	15.5%	163	49.0%	5.76%	35,925	59,051	94,848	91,998
Apartments	189,098	10.4%	64	54.3%	5.74%	43,491	43,689	73,372	28,546
Mixed Use	186,828	10.3%	145	45.2%	5.90%	36,490	52,094	54,732	43,512
Motel & Hotel	142,329	7.8%	102	46.8%	7.15%	2,894	20,988	53,183	65,264
Office	132,106	7.3%	61	53.5%	6.21%	40,053	23,918	38,958	29,177
Gas Station	114,163	6.3%	124	54.6%	6.76%	623	22,350	35,485	55,705
Medical	56,148	3.1%	30	40.6%	7.21%	10,212	31,709	8,812	5,415
Auto (Sales, Repair, & etc.)	37,628	2.1%	30	53.2%	5.54%	9,572	38	23,249	4,769
Commercial Condominium	36,671	2.0%	40	52.2%	6.12%	5,350	8,780	14,268	8,273
Golf Course	35,411	2.0%	8	47.9%	5.05%	17,281	5,357	7,564	5,209
Spa, Sauna, & Oher Self-Care	32,583	1.8%	7	48.9%	6.17%	500	0	23,173	8,910
Car Wash	32,525	1.8%	26	47.3%	5.80%	12,676	7,870	5,820	6,159
Nursing Facility	26,513	1.5%	8	51.2%	6.82%	0	3,052	16,000	7,461
Construction	23,978	1.3%	5	55.0%	8.75%	23,978	0	0	0
Wholesale	22,826	1.3%	14	39.0%	5.58%	2,722	1,891	17,224	989
Others	77,714	4.3%	75	50.6%	6.34%	7,600	8,579	21,793	39,742
Total	**$ 1,815,147**	**100.0%**	**1,220**	**49.4%**	**6.15%**	**$ 326,508**	**$ 352,159**	**$ 623,051**	**$ 513,429**

Residential Mortgage Loans (3/31/25)

($ in thousands)	Carrying Value	WA LTV(1)	WA FICO
Residential Mortgage	$ 406,774	59.0%	760

(1) Collateral value at origination

Commercial Real Estate Loans Geographic Concentration (3/31/25)



$1.82B
CA: $1.48B
(81%)
Los Angeles County 62%
Orange County 8%
San Bernardino County 4%
Northern CA Counties 3%
Riverside County 3%
Other Southern CA Counties 1%
NY/NJ 6%
Texas 6%
Washington 3%
Other States 4%

PCB BANCORP

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Loan Concentration Carrying Value % to Total WA Rate WA Month to Maturity($ in thousands) Finance & Insurance $ 174,564 35.3% 6.84% 6 General Manufacturing & Wholesale Trade 104,705 21.2% 7.23% 16 Retail Trade 56,035 11.3% 7.64% 35 Food Services 37,732 7.6% 8.32% 53 Real Estate Related 36,788 7.4% 7.24% 17 Arts, Entertainment, & Recreation 26,476 5.4% 7.94% 14 Professional, Scientific, & Technical Services 16,738 3.4% 7.72% 20 Construction 11,162 2.3% 7.71% 2 Transportation & Warehousing 8,629 1.7% 8.27% 31 Health Care & Social Assistance 8,061 1.6% 7.98% 47 All Other 13,807 2.8% 7.92% 97 Total $ 494,697 100.0% 7.34% 20 Commercial & Industrial Loans by Industry Type (3/31/25) 10

Credit Quality & Peer(1) Comparison (1) Korean-American banks operating in Southern California (2) Source: UBPR (3) PCB Bank’s Peer Group per UBPR (4) Source: press releases concerning financial performance 11

Deposits (1) Not presented in accordance with GAAP. See “Non-GAAP Financial Measures” for a reconciliation of this measure to its most comparable GAAP measure. Time Deposit Maturity Schedule (3/31/25) Retail Wholesale Total ($ in thousands) Amount WA Rate Amount WA Rate Amount WA Rate Less Than 3 Months $ 304,591 4.69% $ 161,283 4.43% $ 465,874 4.60% 3 to 6 Months 235,874 4.56% 110,000 4.22% 345,874 4.45% 6 to 9 Months 286,635 4.25% 131,000 4.20% 417,635 4.23% 9 to 12 Months 353,598 4.29% 50,000 4.23% 403,598 4.28% More than 12 Months 4,272 3.89% 0 4,272 3.89% Total $ 1,184,970 4.44% $ 452,283 4.29% $ 1,637,253 4.40% 1Q25 Highlight • Total deposits increased $98.6 million (3.8%) from 12/31/24 • Retail deposits increased $148.6 million (7.0%) and wholesale deposits decreased $50.0 million (10%) from 12/31/24 • Uninsured deposits were $1.13 billion (41.4% of total deposits) compared to $1.04 billion (39.6% of total deposits) at 12/31/24 12

Profitability (1) PTPP (Pre-Tax Pre-Provision) income, and adjusted EPS, ROAA and ROAE for PTPP are not presented in accordance with GAAP. See “Non-GAAP Financial measures” for reconciliations of these measures to their most comparable GAAP measures. 1Q25 Highlights • Net interest income increased $1.1 million, but noninterest income decreased $463 thousand and noninterest expense increased $580 thousand compared to 4Q24 13

Noninterest Income & Expense (1) Annualized (2) Calculated by dividing noninterest expense by the sum of net interest income and noninterest income. Peer average data from UBPR (3) Full-time equivalent

Net Interest Margin (1) Annualized 1Q25 Highlights • Net interest income increased $1.1 million to $24.3 million from $23.2 million for 4Q24 • Net interest margin increased to 3.28% from 3.18% for 4Q24 mainly due to a decrease in cost of interest-bearing liabilities, partially offset by decreases in loan and earning-assets yield. 15

Capital (1) Not presented in accordance with GAAP. See “Non-GAAP Financial Measures” for a reconciliation of this measure to its most comparable GAAP measure. 16

Non-GAAP Financial Measures To supplement the financial information presented in accordance with GAAP, we use certain non-GAAP financial measures. Management believes the non-GAAP measures enhance investors’ understanding of the Company’s business and performance. These measures are also useful in understanding performance trends and facilitate comparisons with the performance of other financial institutions. Risks associated with non-GAAP measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. In the information below, we provide reconciliations of the non-GAAP financial measures used in this presentation to the most direct comparable GAAP measures. Core Deposits Core Deposits are a non-GAAP measure that we use to measure the portion of our total deposits that are thought to be more stable, lower cost and reprice less frequently on average in a rising rate environment. We calculate core deposits as total deposits less time deposits greater than $250,000 and brokered deposits. We track core deposits because we believe it is a useful measure to help assess the Company’s deposit base and, among other things, potential volatility therein. ROATCE, TCE Per Share and TCE to Total Assets ROATCE, TCE per share and TCE to total assets measures that we use to measure the Company’s performance. We calculated TCE as total shareholders’ equity excluding preferred stock. Management believes the non-GAAP measures provide useful supplemental information, and a clearer understanding of the Company’s performance. PTPP Income, and Adjusted ROAA, ROAE and Diluted EPS for PTPP PTPP income, and adjusted ROAA, ROAE and Diluted EPS are non-GAAP measures that we use to measure the Company’s performance and believe these presentations provide useful supplemental information, and a clearer understanding of the Company’s performance. We calculated PTPP income as net income excluding income tax provision and provision for loan losses. 17

Non-GAAP Financial Measures

The following table reconciles core deposits to its most comparable GAAP measure:

($ in thousands)		Jun-23	Sep-23	Dec-23	Mar-24	Jun-24	Sep-24	Dec-24	Mar-25
Total Deposits	(d)	$ 2,188,231	$ 2,192,129	$ 2,351,612	$ 2,402,840	$ 2,406,254	$ 2,459,682	$ 2,615,791	$ 2,714,399
Less: Time Deposits Greater Than $250K		(511,590)	(514,406)	(575,702)	(609,550)	(619,832)	(640,166)	(665,124)	(712,458)
Less: Brokered Deposits		(160,149)	(201,258)	(303,742)	(299,776)	(283,033)	(295,080)	(442,284)	(392,284)
Core Deposits	(e)	$ 1,516,492	$ 1,476,465	$ 1,472,168	$ 1,493,514	$ 1,503,389	$ 1,524,436	$ 1,508,383	$ 1,609,657
Core Deposits to Total Deposits	(e)/(d)	69.3%	67.4%	62.6%	62.2%	62.5%	62.0%	57.7%	59.3%

The following table reconciles ROATCE to its most comparable GAAP measure:

($ in thousands)		2Q23	3Q23	4Q23	1Q24	2Q24	3Q24	4Q24	1Q25
Average Total Shareholders' Equity	(a)	$ 339,869	$ 343,144	$ 343,735	$ 349,644	$ 351,221	$ 357,376	$ 363,828	$ 367,710
Less: Average Preferred Stock		69,141	69,141	69,141	69,141	69,141	69,141	69,141	69,141
Average TCE (Non-GAAP)	(b)	$ 270,728	$ 274,003	$ 274,594	$ 280,503	$ 282,080	$ 288,235	$ 294,687	$ 298,569
Net Income	(c)	$ 7,477	$ 7,023	$ 5,908	$ 4,685	$ 6,281	$ 7,814	$ 7,030	$ 7,735
ROAE [1]	(c)/(a)	8.82%	8.12%	6.82%	5.32%	7.19%	8.70%	7.69%	8.53%
Net Income Available to Common Shareholders	(d)	$ 7,477	$ 7,023	$ 5,908	$ 4,685	$ 6,139	$ 7,468	$ 6,684	$ 7,695
ROATCE (Non-GAAP)[1]	(d)/(b)	11.08%	10.17%	8.54%	6.63%	8.75%	10.31%	9.02%	10.45%

The following table reconciles TCE per share and TCE to total assets to their most comparable GAAP measures:

($ in thousands, except per share data)		Jun-23	Sep-23	Dec-23	Mar-24	Jun-24	Sep-24	Dec-24	Mar-25
Total Shareholders' Equity	(a)	$ 340,411	$ 341,852	$ 348,872	$ 350,005	$ 353,469	$ 362,300	$ 363,814	$ 370,864
Less: Preferred Stock		69,141	69,141	69,141	69,141	69,141	69,141	69,141	69,141
TCE (Non-GAAP)	(b)	$ 271,270	$ 272,711	$ 279,731	$ 280,864	$ 284,328	$ 293,159	$ 294,673	$ 301,723
Outstanding Shares	(c)	14,318,890	14,319,014	14,260,440	14,263,791	14,254,024	14,266,725	14,380,651	14,387,176
Book Value Per Share	(a)/(c)	$ 23.77	$ 23.87	$ 24.46	$ 24.54	$ 24.80	$ 25.39	$ 25.30	$ 25.78
TCE Per Share (Non-GAAP)	(b)/(c)	$ 18.94	$ 19.05	$ 19.62	$ 19.69	$ 19.95	$ 20.55	$ 20.49	$ 20.97
Total Assets	(d)	$ 2,556,345	$ 2,567,974	$ 2,789,506	$ 2,854,292	$ 2,852,964	$ 2,889,833	$ 3,063,971	$ 3,183,758
Total Shareholders' Equity to Total Assets	(a)/(d)	13.32%	13.31%	12.51%	12.26%	12.39%	12.54%	11.87%	11.65%
TCE to Total Assets (Non-GAAP)	(b)/(d)	10.61%	10.62%	10.03%	9.84%	9.97%	10.14%	9.62%	9.48%

(1) Annualized

PCB BANCORP

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Non-GAAP Financial Measures

The following table reconciles PTPP income, and adjusted ROAA, ROAE and diluted EPS for PTPP to their most comparable GAAP measures:

($ in thousands)		2Q23	3Q23	4Q23	1Q24	2Q24	3Q24	4Q24	1Q25
Net Income	(a)	$ 7,477	$ 7,023	$ 5,908	$ 4,685	$ 6,281	$ 7,814	$ 7,030	$ 7,735
Add: Provision (Reversal) for Credit Losses		197	751	1,698	1,090	259	50	2,002	1,598
Add: Income Tax Provision		3,073	2,970	2,352	1,817	2,505	2,873	3,281	3,056
PTPP Income (Non-GAAP)	(b)	$ 10,747	$ 10,744	$ 9,958	$ 7,592	$ 9,045	$ 10,737	$ 12,313	$ 12,389
Average Total Assets	(c)	$ 2,520,752	$ 2,563,233	$ 2,642,175	$ 2,809,808	$ 2,853,152	$ 2,866,707	$ 2,980,641	$ 3,097,516
ROAA [2]	(a)/(c)	1.19%	1.09%	0.89%	0.67%	0.89%	1.08%	0.94%	1.01%
Adjusted ROAA (Non-GAAP)[2]	(b)/(c)	1.71%	1.66%	1.50%	1.09%	1.28%	1.49%	1.64%	1.62%
Average Total Shareholders' Equity	(d)	$ 339,869	$ 343,144	$ 343,735	$ 349,644	$ 351,221	$ 357,376	$ 363,828	$ 367,710
ROAE [2]	(a)/(d)	8.82%	8.12%	6.82%	5.39%	7.19%	8.70%	7.69%	8.53%
Adjusted ROAE (Non-GAAP)[2]	(b)/(d)	12.68%	12.42%	11.49%	8.73%	10.36%	11.95%	13.46%	13.66%
Net Income available to common shareholders		$ 7,477	$ 7,023	$ 5,908	$ 4,685	$ 6,139	$ 7,468	$ 6,684	$ 7,695
Less: Income Allocated to Participating Securities		(24)	(21)	(17)	(9)	(11)	(11)	(16)	(61)
Net Income Allocated to Common Stock	(e)	7,453	7,002	5,891	4,676	6,128	7,457	6,668	7,634
Add: Provision for Loan Losses		197	751	1,698	1,090	259	50	2,002	1,598
Add: Income Tax Provision		3,073	2,970	2,352	1,817	2,505	2,873	3,281	3,056
PTPP Income Allocated to Common Stock	(f)	$ 10,723	$ 10,723	$ 9,941	$ 7,583	$ 8,892	$ 10,380	$ 11,951	$ 12,288
WA common shares outstanding, diluted	(g)	14,356,776	14,396,216	14,316,581	14,330,204	14,312,949	14,356,384	14,406,756	14,403,769
Diluted EPS	(e)/(g)	$ 0.52	$ 0.49	$ 0.41	$ 0.33	$ 0.43	$ 0.52	$ 0.46	$ 0.53
Adjusted Diluted EPS (Non-GAAP)	(f)/(g)	$ 0.75	$ 0.74	$ 0.69	$ 0.53	$ 0.62	$ 0.72	$ 0.83	$ 0.85

($ in thousands)	2020	2021	2022	2023	2024
Net Income	$ 16,175	$ 40,103	$ 34,987	$ 30,705	$ 25,810
Add: Provision (Reversal) for Credit Losses[1]	13,219	(4,596)	3,602	(132)	3,401
Add: Income Tax Provision	6,836	16,856	14,416	12,557	10,476
PTPP Income (Non-GAAP)	$ 36,230	$ 52,363	$ 53,005	$ 43,130	$ 39,687

(1) Provision (reversal) for credit losses does not include provision (reversal) for off-balance sheet credit exposures for years ended December 31, 2020, 2021 and 2022.
(2) Annualized.

PCB BANCORP
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